--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               Prime Reserve Fund
--------------------------------------------------------------------------------
                                 May 31, 1998
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REPORT HIGHLIGHTS
================================================================================

Prime Reserve Fund

* Despite a strong economy and fears that inflation might accelerate, the Federal Reserve has not tightened monetary policy in more than a year.

* The Prime Reserve Fund's total returns of 2.57% for the six-month period and 5.16% for the full year outpaced its Lipper peer group's average gains.

* A comparatively long maturity and nimble maturity management helped keep the fund ahead of its peers.

*    We do not anticipate Fed action unless inflation turns upward unexpectedly.

Fellow Shareholders

     The year ended May 31, 1998, and in particular the past six months, saw volatility within short-term interest rates but little net change. Rates shifted both up and down as investors tried to anticipate the Federal Reserve's decisions; your fund took advantage of this activity by correctly predicting that the Fed would make no changes during the period.

Market Environment

     The last time the Fed changed the federal funds target rate was more than a year ago, in March 1997. A marvelous economic environment, incorporating a near-ideal blend of steady growth and flat-even declining-inflation, encouraged the central bank's laissez-faire stance. Despite occasionally voicing concerns over the sustainability of these conditions, Fed officials did not find enough troubling data to support a change in policy.

     While the target rate did not change, however, there was considerable fluctuation in other measures of short-term interest rates, as depicted in the accompanying chart. Investors tried to anticipate Fed action in the wake of two important trends: increasing economic strength and the crises in Asia.

     [Chart showing interest rates for 1-Year Treasury Bills, 90-day Treasury Bills, and the Federal Funds Target Rate 5/31/97 through 5/31/98.]

     Data from many sources suggested that the econ-omy continued to grow above trend. The national budget has moved into a projected surplus for fiscal year 1998 of $30 billion to $50 billion-a marked differe nce from fiscal years 1997 and 1996, when the budgets reflected net borrowing of $21 billion and $140 billion, respectively. Despite the growth surge, however, an increase in Asian exports helped put a lid on inflation around the world, including in the U.S. In addition, many investors thought that Asia's economic slowdowns (and in particular Japan's harsh recession) would prove a drag on the domestic economy. These conditions at times made the money market very attractive to U.S. investors.

     The most significant trend in interest rates during the period was a flattening in the short-term yield curve. One-year yields fell over the past year, so that the difference between their yields and those of 90-day bills fell from 77 basis points on May 31, 1997, to only 34 basis points at the period's end (100 basis points equal one percentage point). This flatness is likely to persist until the Fed shows a more pronounced inclination to change rates.

Performance and Strategy Review

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 5/31/98                           6 Months        12 Months
Prime Reserve Fund                                 2.57%            5.16%
Lipper Money Market
Funds Average                                      2.44             4.97
================================================================================

     Your fund was able to take advantage of activity in the money market to maintain its income level and to outperform its peer group. For the six months ended May 31, 1998, the fund's 2.57% gain outpaced the 2.44% results for the Lipper Money Market Funds Average. Over the past 12 months, the fund has produced a similar advantage over its peer group. Dividends per share remained steady.

     As discussed in previous reports, effective maturity management has been an important component of our strategy during this stretch of Fed inactivity. We maintained a "barbell" strategy over the past six months: that is, we held a significant stake in securities with one-year maturities for their somewhat higher yield, and balanced their modest additional interest rate risk with more defensive one-month instruments.

     By our estimates, this strategy kept the fund's overall weighted average maturity about 10 days longer than that of its typical peer. A longer portfolio generally produces a better income for investors during periods of flat to declining interest rates. At the period's end, the fund's average maturity was 74 days-just a few days shorter than six months earlier.

     We also attempted to make use of the fluctuations in short-term rates. We felt fairly confident during the period that the Fed would not change interest rates, so when investors bid up money market securities in the expectation of a Fed easing, we took a more defensive approach by reducing average maturity. On the other hand, when people sold longer securities out of concern the Fed might raise rates, we increased maturity to become more aggressive. These decisions proved effective.

     Overall, our sector positioning changed only modestly, with commercial paper and certificates of deposit continuing to dominate the portfolio. We raised our combined stake in asset-backed securities and asset-backed structured notes to 22% of assets. Not only do these securities diversify the portfolio, they also provide high credit quality and comparatively attractive yields. Relative yield differences also explain why we trimmed some eurodollar CDs in favor of dollar-denominated foreign CDs, and why the fund's stake in industrial issues went up at the expense of financial securities. Our exposure to floating rate obligations declined, as this segment was not priced to our liking.

Outlook

     With the troubles in Asia putting pressure on the U.S. economy and domestic inflation under wraps, we see little likelihood of any tightening by the Fed in the near future and possibly not through year-end. As long as the central bank stands pat, we expect to remain somewhat more aggressive than our peers. However, we plan to keep a close eye on inflation data. If there were any hard evidence that inflation was starting to pick up, we would become more defensive.

Respectfully submitted,

/s/

Edward A. Wiese
President and Chairman of the Investment Advisory Committee
June 17, 1998

T. Rowe Price Prime Reserve Fund
================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
Key statistics
                                                          11/30/97      5/31/98
--------------------------------------------------------------------------------
Price Per Share                                              $1.00        $1.00
Dividends Per Share
     For 6 months                                             0.025        0.025
     For 12 months                                            0.049        0.050
Dividend Yield (7-Day Compound) *                              5.24%       5.16%
Weighted Average Maturity (days)                                 77           74
Weighted Average Quality **                              First Tier   First Tier

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
================================================================================

T. Rowe Price Prime Reserve Fund
================================================================================

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------
SECTOR Diversification
                                                      Percent of    Percent of
                                                      Net Assets    Net Assets
                                                        11/30/97       5/31/98

U.S. Negotiable Bank Notes                                     4%            4%
Certificates of Deposit                                       31            29
          Domestic Negotiable CDs                              3             3
          Eurodollar Negotiable CDs                           11             6
          U.S. Dollar Denominated Foreign Negotiable CDs      17            20
Commercial Paper and Medium-Term Notes                        62            65
          Asset-Backed                                        10            15
          Banking                                             13            10
          Finance and Credit                                  11            9
          Asset-Backed Structured Notes                        7            7
          Industrial                                           5            7
          All Other                                           16           17
Canadian Government and Municipalities                         1            -
Foreign Government and Municipalities                          1            2
Other Assets Less Liabilities                                  1            -
--------------------------------------------------------------------------------
Total                                                        100%         100%
Fixed Rate Obligations                                        90           92
Floating Rate Instruments                                     10            8
================================================================================

T. Rowe Price Prime Reserve Fund
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Prime Reserve Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 5/31/98                   1 Year3 Years      5 Years  10 Years
Prime Reserve Fund                      5.16%  5.11%         4.58%      5.39%

     Investment return represents past performance and will vary. While the fund is managed to maintain a stable share price of $1.00, this is not guaranteed. An investment in the fund is not insured or guaranteed by the U.S. government.
================================================================================

T. Rowe Price Prime Reserve Fund
====================================================================================================================================

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                              Year                                                        3 Months           Year
                                             Ended                                                           Ended          Ended
                                           5/31/98         5/31/97         5/31/96         5/31/95         5/31/94        2/28/94
NET ASSET VALUE
Beginning of period ................    $    1.000      $    1.000      $    1.000      $    1.000      $    1.000      $    1.000
Investment activities
      Net investment income ........         0.050           0.048           0.051           0.047           0.008           0.026
Distributions
      Net investment income ........        (0.050)         (0.048)         (0.051)         (0.047)         (0.008)         (0.026)
NET ASSET VALUE

End of period ......................    $    1.000      $    1.000      $    1.000      $    1.000      $    1.000      $    1.000
Ratios/Supplemental Data
Total returns ......................          5.16%           4.92%           5.25%                     4.85%0.76%            2.60%
Ratio of expenses to
average net assets .................          0.63%                                     0.64%0.66%      0.67%0.73%            0.74%
Ratio of net investment
income to average
net assets .........................          5.06%           4.83%           5.07%                     4.76%3.02%            2.56%
Net assets, end of period
(in millions) ......................    $    4,889      $    4,561      $    4,011      $    3,841      $    3,627      $    3,379

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
+    Annualized.
++   The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Prime Reserve Fund
================================================================================
                                                                    May 31, 1998

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                           Par             Value
                                                                    In thousands
BANK NOTES  5.3%
Bank America National Trust & Savings, 5.65%, 1/7/99 ....    $ 15,000    $14,996
Bankboston N.A., 5.55%, 6/18/98 .........................      25,000     25,000
Depfa Bank, VR, 5.648%, 7/7/98 ..........................      24,800     24,791
FCC National Bank, 5.71%, 3/5/99 ........................      45,000     44,984
First National Bank of Boston
                5.85%, 7/30/98 ..........................      25,000     25,000
                5.87%, 10/14/98 .........................      25,000     25,005
National Bank of Commerce, VR, 5.738%, 6/24/98 ..........      15,000     15,003
Suntrust Bank, 5.83%, 7/14/98 ...........................      25,000     24,998
Westpac Banking
                5.67%, 1/7/99 ...........................      35,000     34,988
                5.92%, 8/28/98 ..........................      25,000     25,017
Total Bank Notes (Cost $259,782) ........................                259,782

BANKERS' ACCEPTANCES  0.3%
Regions Bank B.A ........................................
                5.52%, 6/19/98 ..........................       2,000      1,994
                5.53%, 6/5 - 6/11/98 ....................       8,825      8,816
                5.54%, 6/4/98 ...........................       1,000      1,000
Total Bankers' Acceptances (Cost $11,810) ...............                 11,810

CERTIFICATES OF DEPOSIT  28.4%
ABN AMRO, 5.60%, 9/4/98 .................................      20,000     20,000
Bank of Austria, 5.70%, 3/30/99 .........................      20,000     19,992
Bank of Montreal, 5.57%, 6/8/98 .........................      24,500     24,500
Bank of New York, 5.75%, 5/14/99 ........................      44,500     44,472
Bank of Nova Scotia
                5.69%, 3/30/99 ..........................      30,000     29,986
                5.75%, 4/27/99 ..........................      25,000     24,989
Bank of Scotland, (London), 5.575%, 6/29/98 .............      10,000     10,000
Bankers Trust, 5.88%, 7/14/98 ...........................      20,000     20,002
Banque Nationale de Paris
                5.87%, 8/20/98 ..........................       9,900      9,902
                5.97%, 6/16/98 ..........................      20,000     20,002
Barclays Bank PLC, (London), 5.85%, 7/28/98 .............      30,000     30,004
Bayerische Hypotheken und Wechsel
                5.70%, 3/30/99 ..........................      20,000     19,992
Bayerische Hypotheken und Wechsel
        (London), 5.56%, 6/2/98 $ .......................      40,000    $40,000
Bayerische Landesbank Girozentrale, (London)
                5.57%, 6/5/98 ...........................      50,000     50,000

Bayerische Vereinsbank
                5.70%, 10/6/98 - 1/7/99 .................      62,900     62,933
                5.75%, 5/7/99 ...........................      34,500     34,483
Canadian Imperial Bank of Commerce
                5.69%, 3/30/99 ..........................      20,000     19,990
                5.91%, 8/28/98 ..........................      26,000     26,009
Chase Manhattan Bank, 5.59%, 6/8/98 .....................      20,000     20,000
Commerzbank
                5.90%, 9/10/98 ..........................       9,000      9,003
        (London), 6.00%, 7/7/98 .........................      15,000     15,002
CS First Boston Group
                5.80%, 10/13/98 - 4/27/99 ...............      48,000     48,012
Credit Agricole Indosuez
                5.70%, 3/30/99 ..........................      30,000     29,988
                5.73%, 5/26/99 ..........................      25,000     24,981
                5.75%, 4/26/99 ..........................      20,000     19,992
Credit Communal de Belgique, 5.575%, 6/16/98 ............      50,000     50,000
Creditanstalt Bankverein, 5.71%, 3/30/99 ................      20,000     19,992
Den Danske, 5.75%, 4/26/99 ..............................      19,700     19,691
Deutsche Bank AG
                5.70%, 3/5 - 3/30/99 ....................      59,600     59,575
                5.75%, 4/27/99 ..........................      15,000     14,993
        (London), 5.85%, 9/18/98 ........................      30,000     30,008
Dresdner Bank AG, (London), 5.55%, 6/10/98 ..............      15,000     15,000
First Tennessee Bank N.A ................................
                5.53%, 6/22/98 ..........................      12,000     12,000
                5.55%, 6/29/98 ..........................      10,000     10,000
Harris Trust & Savings Bank, 5.55%, 6/22/98 .............       2,000      2,000
Ing Bank
        (London)
                5.87%, 7/29/98 ..........................      10,000     10,000
                6.00%, 12/11/98 .........................      15,000     15,032
Kredietbank N.V .........................................
                5.69%, 3/29/99 ..........................      20,000     19,991
                5.75%, 4/28/99 ..........................      24,700     24,689
National Australia Bank, 5.735%, 10/13/98 ...............      30,000     29,995
Norddeutsche Landesbank Girozentrale, 5.57%, 1/29/99 ....     $30,000    $29,992
Regions Bank, 5.55%, 6/16/98 ............................       5,000      5,000
Royal Bank of Scotland, 5.86%, 10/5/98 ..................      10,000     10,003
Societe Generale
                5.56%, 2/23/99 ..........................      10,000      9,997
                5.565%, 2/23/99 .........................      10,000      9,996
                5.77%, 10/7/98 ..........................       9,000      9,000
                5.78%, 4/27/99 ..........................      27,000     26,988
                6.01%, 6/16/98 ..........................      37,000     37,006
                6.02%, 6/16/98 ..........................       1,000      1,000
Svenska Handelsbanken
                5.74%, 6/1/99 ...........................      20,000     19,987
        (London), 5.58%, 6/25/98 ........................       5,000      5,000

Swiss Bank
                5.65%, 3/24/99 ..........................      39,500     39,484
                5.75%, 5/7/99 ...........................      25,000     24,989
                5.80%, 4/30/99 ..........................      20,000     19,989
                5.87%, 8/19/98 ..........................      25,000     25,013
Toronto Dominion Bank, (London), 5.51%, 7/20/98 .........      23,000     23,000
Union Bank, 5.80%, 10/6/98 ..............................      29,900     29,900
Westdeutsche Landesbank, (London), 5.88%, 7/16/98 .......      16,000     16,000
Wilmington Trust, 5.60%, 11/12/98 .......................      40,000     40,000
Total Certificates of Deposit (Cost  $1,389,544) ........              1,389,544

COMMERCIAL PAPER  58.4%
Abbey National North America, 5.55%, 6/10/98 ............       1,000        999
Abbott Laboratories, 5.55%, 6/22 - 6/23/98 ..............      31,790     31,684
American Express Credit, 5.52%, 6/18/98 .................       4,500      4,488
AON
                5.55%, 6/24/98 ..........................       8,199      8,170
                5.57%, 6/5/98 ...........................       5,300      5,297
Asset Securitization Cooperative
        4(2)
                5.50%, 6/16/98 ..........................      23,500     23,446
                5.51%, 6/24 - 6/29/98 ...................      41,500     41,332
                5.52%, 6/24/98 ..........................      50,000     49,824
                5.55%, 6/8/98 ...........................      14,500     14,484
Associates Finance Services, 5.52%, 6/8/98 ..............       1,000        999
Bank of America
                5.50%, 6/29/98 ..........................    $  7,500   $  7,468
                5.51%, 6/22/98 ..........................      15,000     14,952
Bank of New York
                5.50%, 6/1 - 6/9/98 .....................      33,480     33,443
BBL North America, 5.51%, 6/12/98 .......................      31,495     31,442
Becton Dickinson, 5.75%, 6/1/98 .........................       5,737      5,737
Beta Finance
        4(2)
                5.50%, 7/15/98 ..........................       8,360      8,304
                5.51%, 6/2/98 ...........................      10,000      9,998
                5.53%, 6/10/98 ..........................      20,000     19,972
                5.55%, 7/23/98 ..........................      14,500     14,384
BMW U.S. Capital
                5.51%, 6/2/98 ...........................      19,000     18,997
                5.53%, 6/18/98 ..........................      19,700     19,649
                5.54%, 6/5/98 ...........................      27,700     27,683
British Telecommunications
                5.50%, 6/4 - 6/9/98 .....................       9,117      9,109
Caisse des Depots et Consignations
        4(2)
                5.50%, 6/10/98 ..........................      22,673     22,642
                5.51%, 6/18/98 ..........................      14,175     14,138
California Pollution Control
                5.54%, 6/9/98 ...........................      29,600     29,600
                5.56%, 6/17/98 ..........................      15,395     15,395
Chevron, 5.51%, 6/8/98 ..................................      30,000     29,968

Ciesco L.P. .............................................
                5.51%, 6/25/98 ..........................      20,000     19,927
                5.52%, 6/18/98 ..........................      31,000     30,919
Colgate Palmolive, 5.50%, 6/30/98 .......................      49,500     49,281
Commonwealth Bank of Australia
                5.50%, 6/19/98 ..........................      18,048     17,999
                5.51%, 6/22/98 ..........................      13,600     13,556
Corporate Asset Funding
        4(2)
                5.50%, 6/2 - 6/10/98 ....................      45,900     45,861
                5.52%, 6/3 - 6/25/98 ....................      54,192     54,007
                5.53%, 6/17/98 ..........................       5,000      4,988
Countrywide Funding
                5.53%, 6/23/98 ..........................    $ 15,200   $ 15,149
                5.58%, 6/8/98 ...........................      10,000      9,989
Cregem North America, 5.50%, 6/12/98 ....................      50,000     49,916
CS First Boston Group
                5.50%, 7/14/98 ..........................       4,000      3,974
                5.51%, 6/1/98 ...........................      39,500     39,500
Daimler-Benz North America
                5.52%, 8/20/98 ..........................      11,183     11,046
                5.55%, 6/11/98 ..........................       5,300      5,292
Delaware Funding
        4(2)
                5.50%, 6/4/98 ...........................      12,275     12,270
                5.52%, 6/4 - 6/22/98 ....................      34,331     34,258
                5.53%, 6/8 - 6/22/98 ....................     101,754    101,541
Deutsche Bank Finance, 5.515%, 6/15 - 6/26/98 ...........      33,500     33,386
Diageo Capital PLC, 5.53%, 6/18/98 ......................      11,816     11,785
Dover
        4(2)
                5.52%, 6/11/98 ..........................       9,000      8,986
                5.53%, 6/2/98 ...........................       1,319      1,319
                5.57%, 6/4/98 ...........................      20,000     19,991
Dresdner U.S. Finance
                5.53%, 6/4 - 6/29/98 ....................      69,400     69,221
                5.54%, 6/4/98 ...........................      30,000     29,986
EDS Finance, 5.52%, 6/11/98 .............................       9,000      8,986
Electronic Data Systems, 4(2), 5.52%, 6/3/98 ............      25,000     24,992
EW Scripps, 5.50%, 6/11/98 ..............................      15,000     14,977
Falcon Asset Securitization
        4(2)
                5.50%, 6/8/98 ...........................       7,900      7,892
                5.51%, 6/8/98 ...........................      15,600     15,583
                5.52%, 6/9/98 ...........................      10,500     10,487
                5.53%, 6/17/98 ..........................      40,695     40,595
FCAR Owner Trust
                5.50%, 6/9/98 ...........................      10,000      9,988
                5.51%, 6/4 - 6/11/98 ....................      64,600     64,549
Finova Capital
                5.54%, 6/18/98 ..........................       3,900      3,890
                5.55%, 6/1 - 7/20/98 ....................      40,665     40,439

Ford Credit
                5.50%, 6/11/98 ..........................    $ 25,000   $ 24,962
                5.52%, 6/12/98 ..........................      25,000     24,958
General Electric Capital
                5.51%, 6/2 - 6/15/98 ....................     109,950    109,856
                5.54%, 6/9/98 ...........................      22,000     21,973
General Motors Acceptance Corporation, 5.51%, 6/11/98 ...      30,000     29,954
Golden Managers Acceptance, 5.55%, 7/10/98 ..............      14,937     14,847
IBM, 5.52%, 6/10/98 .....................................       5,400      5,392
Island Finance of Puerto Rico
                5.50%, 6/8 - 6/15/98 ....................      40,500     40,432
                5.51%, 6/23/98 ..........................      21,000     20,929
Jefferson Pilot, 5.54%, 6/9/98 ..........................      11,400     11,386
Kingdom of Sweden, 5.52%, 6/11/98 .......................       1,800      1,797
LGE&E Energy Systems, 5.50%, 6/10/98 ....................      14,000     13,981
Market Street Funding
                5.51%, 6/18/98 ..........................       6,500      6,483
                5.52%, 6/9 - 6/25/98 ....................      38,100     37,982
Merrill Lynch
                5.51%, 6/11/98 ..........................      35,835     35,780
                5.53%, 6/23/98 ..........................      19,500     19,434
Metlife Funding
                5.51%, 6/29/98 ..........................      28,658     28,535
                5.52%, 6/24/98 ..........................       4,800      4,783
National City Credit, 5.52%, 6/4 - 6/5/98 ...............      65,000     64,968
National Rural Utilities Cooperative Finance
                5.50%, 6/10 - 6/18/98 ...................      22,475     22,426
New Center Asset Trust
                5.50%, 6/3/98 ...........................       3,600      3,599
                5.51%, 6/4/98 ...........................      12,440     12,434
                5.55%, 6/3/98 ...........................       3,645      3,644
                5.70%, 6/4/98 ...........................      12,300     12,294
New York State Power
                5.51%, 7/14/98 ..........................       5,900      5,861
                5.52%, 6/10/98 ..........................      11,687     11,671
                5.53%, 7/14/98 ..........................      15,240     15,139
Nordbanken North America, 5.50%, 6/2/98 .................      17,500     17,497
Paccar Financial, 5.55%, 6/19/98 ........................      17,000     16,953
Panasonic Finance, 4(2), 5.52%, 6/19/98 .................      45,550     45,424
Pitney Bowes, 5.52%, 6/9/98 .............................     $ 5,537    $ 5,530
Power Authority of New York, 5.52%, 6/8/98 ..............       6,350      6,343
PPG Holdings B.V., 5.50%, 6/30/98 .......................      19,000     18,916
Preferred Receivables Funding
                5.50%, 6/22/98 ..........................       6,800      6,778
                5.51%, 6/2/98 ...........................      24,750     24,746
                5.52%, 6/4 - 6/25/98 ....................      27,000     26,980
Progress Capital Holdings, 5.52%, 6/8/98 ................       4,126      4,122
R.R. Donnelly, 5.55%, 6/1/98 ............................       1,760      1,760
Repeat Offering Security
                5.50%, 7/29/98 ..........................      10,550     10,456
                5.55%, 6/9 - 7/27/98 ....................      49,950     49,747
                5.56%, 6/17/98 ..........................       2,050      2,045

Rio Tinto Finance
                5.50%, 6/5 - 6/25/98 ....................      39,600     39,517
                5.52%, 6/11/98 ..........................       2,000      1,997
Safeco Credit
                5.52%, 6/19/98 ..........................       8,700      8,676
                5.53%, 6/11 - 7/15/98 ...................       6,100      6,069
                5.54%, 6/19 - 7/21/98 ...................      13,900     13,818
                5.55%, 6/12 - 8/5/98 ....................      44,400     44,129
                5.56%, 7/13/98 ..........................       4,600      4,570
Scotibanc, 5.52%, 6/8/98 ................................      14,074     14,059
Sears Roebuck Acceptance, 5.51%, 6/18/98 ................      32,700     32,615
Shell Finance, 5.55%, 6/11/98 ...........................      33,000     32,949
Smith Barney, 5.53%, 6/18/98 ............................      40,000     39,895
Southern New England Telecommunications, 4(2)
                5.51%, 6/16 - 6/17/98 ...................       4,824      4,813
St. Paul Companies
        4(2)
                5.50%, 6/26/98 ..........................      19,600     19,525
                5.52%, 6/10/98 ..........................      30,000     29,959
Statoil (Den Norske Stats Oljeselskap), 5.53%, 6/23/98 ..      15,000     14,949
Tasmanian Public Finance, 5.50%, 6/16/98 ................      50,000     49,885
Telstra, 5.50%, 6/9 - 6/19/98 ...........................      35,000     34,927
TRW
                5.50%, 6/8/98 ...........................       5,000      4,995
                5.51%, 6/29/98 ..........................      20,000     19,914
                5.53%, 6/16/98 ..........................       3,430      3,422
UBS Finance (Delaware), 5.61%, 6/1/98 ...................     $49,428    $49,428
Vermont American, 4(2), 5.52%, 6/29/98 ..................      40,079     39,907
Yale University
                5.50%, 6/25/98 ..........................      27,150     27,051
                5.55%, 6/15/98 ..........................      13,750     13,720
Yorkshire Building Society, 5.52%, 6/18/98 ..............      12,200     12,168
Total Commercial Paper (Cost $2,855,883) ................              2,855,883

MEDIUM-TERM NOTES  6.8%
Bear Stearns, 5.80%, 4/27/99 ............................      14,800     14,800
BT Securities, VR, 5.926%, 6/1/98 .......................      10,000     10,007
Campbell Soup, 5.50%, 1/8/99 ............................       2,217      2,214
Ford Capital, 9.00%, 8/15/98 ............................      14,420     14,508
Goldman Sachs Group L.P. ................................
        VR
                5.648%, 6/26/98 .........................      19,900     19,900
                5.656%, 6/1 - 6/17/98 ...................      44,850     44,850
Hydro Quebec, 9.30%, 10/28/98 ...........................       1,000      1,014
IBM Credit, 6.60%, 5/10/99 ..............................       1,000      1,006
Quebec Province, 9.375%, 4/1/99 .........................       5,720      5,883
Rabobank, VR, 5.656%, 6/17/98 ...........................      73,302     73,302
SMM Trust, VR, 5.656%, 6/5/98 ...........................      75,000     75,000
STINT Trust, VR, 5.688%, 6/30/98 ........................      25,000     25,000
Tiers Trust, VR, (144a), 5.656%, 6/15/98 ................      39,850     39,850
Transamerica Finance, 6.80%, 3/15/99 ....................       5,485      5,536
Total Medium-Term Notes (Cost $332,870) .................                332,870

U.S. GOVERNMENT AGENCY OBLIGATIONS  0.0%
Federal Home Loan Mortgage, Disc. Notes, 5.55%, 6/1/98 ..         925        925
Total U.S. Government Agency Obligations (Cost $925) ....         925

FUNDING AGREEMENTS  0.8%
General American Life Insurance, VR, 5.86%, 6/1/98 + ....      39,850     39,850
Total Funding Agreements (Cost $39,850) .................                 39,850

Total Investments in Securities
100.0% of Net Assets (Cost $4,890,664) ...................            $4,890,664

Other Assets Less Liabilities ............................               (1,395)

NET ASSETS ...............................................            $4,889,269

Net Assets Consist of:
Accumulated net investment income -
net of distributions ......................................                 $814
Accumulated net realized gain/loss -
net of distributions ......................................                   85
Paid-in-capital applicable to 4,889,867,337
shares of $0.01 par value capital stock
outstanding; 15,000,000,000 shares authorized .............            4,888,370

NET ASSETS ................................................           $4,889,269

NET ASSET VALUE PER SHARE .................................           $     1.00

+    Private Placement

VR   Variable Rate

4(2) Commercial Paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.8% of net assets.

  The accompanying notes are an integral part of these financial statements.

T. Rowe Price Prime Reserve Fund
================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                                    In thousands
                                                                            Year
                                                                           Ended
                                                                         5/31/98

Investment Income

Interest income ..............................................          $263,233
Expenses
      Investment management ..................................            17,281
      Shareholder servicing ..................................            10,527
      Prospectus and shareholder reports .....................               742
      Custody and accounting .................................               282
      Registration ...........................................                97
      Directors ..............................................                39
      Legal and audit ........................................                39
      Miscellaneous ..........................................                51
      Total expenses .........................................            29,058
Net investment income ........................................           234,175
Realized Gain (Loss)
Net realized gain (loss) on securities .......................             1,358
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................          $235,533

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Prime Reserve Fund
================================================================================

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                                       Year
                                                                       Ended
                                                            5/31/98     5/31/97

Increase (Decrease) in Net Assets
Operations
      Net investment income ........................... $   234,175 $   209,649
      Net realized gain (loss) ........................       1,358         828
      Increase (decrease) in net assets from operations     235,533     210,477
Distributions to shareholders
      Net investment income ...........................    (234,175)   (209,649)
Capital share transactions *
      Shares sold .....................................   9,753,613   9,635,634
      Distributions reinvested ........................     225,560     202,044
      Shares redeemed .................................  (9,652,574) (9,288,213)
      Increase (decrease) in net assets from capital
      share transactions ..............................     326,599     549,465
Net Assets
Increase (decrease) during period .....................     327,957     550,293
Beginning of period ...................................   4,561,312   4,011,019
End of period ......................................... $ 4,889,269 $ 4,561,312
*Share information
       Shares sold ....................................   9,753,613   9,635,634
       Distributions reinvested .......................     225,560     202,044
       Shares redeemed ................................  (9,652,570  (9,288,213)
       Increase (decrease) in shares outstanding ......     326,603     549,465

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Prime Reserve Fund
================================================================================
                                                                    May 31, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Prime Reserve Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 3, 1976.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At May 31, 1998, the fund had no unused realized capital loss carryforwards for income tax purposes. Capital loss carryforwards utilized in fiscal 1998 amounted to $1,273,000.

     At May 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $4,890,664,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,508,000 was payable at May 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1998, and for the year ended then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $8,734,000 for the year ended ended May 31, 1998, of which $647,000 was payable at period-end.

     Additionally, through August 18, 1997, the fund was one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. For the year ended, the fund was allocated $49,000 of Spectrum expenses, $37,000 of which was payable at year end.

T. Rowe Price Prime Reserve Fund
================================================================================

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE PRIME RESERVE FUND, INC.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Prime Reserve Fund, Inc. (the "Fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
June 17, 1998

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION  MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Prime Reserve Fund [Registration Mark].

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F44-050  5/31/98